UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 29, 2012 (March 26, 2012)

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on November 17, 2011, General Maritime Corporation (the “Company”) and substantially all of its subsidiaries (with the exception of those in Portugal, Russia and Singapore, as well as certain inactive subsidiaries) (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which are being jointly administered under Case No. 11-15285 (MG) (the “Chapter 11 Cases”).

In addition, as previously disclosed, on January 31, 2012 the Debtors filed a joint plan of reorganization with the Bankruptcy Court, as modified on February 26, 2012 and February 29, 2012 (the “Original Plan”). On March 26, 2012, the Debtors filed the second amended plan of reorganization (the “Modified Plan”) with the Bankruptcy Court, which modified the Original Plan. The Modified Plan was filed with the support of the Official Committee of Unsecured Creditors of the Company (the “Creditors’ Committee”), the Oaktree Lender (as described below), the Oaktree Funds (as described below), holders of over 40% of the Company’s 12% Senior Notes due November 15, 2017 (the “Senior Notes”), and more than 66-2/3% of the Company’s senior lenders, including its bank group, led by Nordea Bank Finland plc, New York Branch as administrative agent (the “Prepetition Senior Lender Group”).

The Modified Plan will allow for a consensual reorganization of the Debtors, substantially deleverage the Debtors’ balance sheet, provide a greater recovery to the Debtors’ unsecured creditors than as provided for under the Original Plan, and position the Debtors to be a financially stronger, competitive global enterprise post-emergence.  Through the Modified Plan, (i) the Debtors’ financial debt will be reduced by approximately $600 million, (ii) the Debtors’ cash interest expense will be reduced by approximately $42 million annually, and (iii) the Debtors will receive a new capital infusion of approximately $175 million from the Oaktree Funds.

Under the Modified Plan, the Debtors will no longer be implementing the previously announced rights offering.   Instead, each class of claims or interests against the Debtors will receive the same or better treatment than they were to receive under the Original Plan.  Holders of allowed unsecured claims against the Company and its Debtor subsidiaries that guarantee the Company’s obligations under its secured credit facilities (the “Guarantor Debtors”) will share in $6 million in cash, warrants exercisable for up to three percent of the equity in the reorganized Company, and two percent of the equity in the reorganized Company, increasing their estimated recovery from 0.75-1.88% under the Original Plan to approximately 5.41% under the Modified Plan.  The Modified Plan also provides that the Debtors’ Prepetition Senior Lender Group will continue to provide exit financing to the Debtors, and provides that the Oaktree Funds and the Oaktree Lender will receive 98% of the equity in the reorganized Company for an infusion of $175 million in new capital from the Oaktree Funds, and the conversion of $175 million of secured claims under the credit agreement, dated March 29, 2011, as amended and restated on May 6, 2011, by and among the Company, General Maritime Subsidiary Corporation, General Maritime Subsidiary II Corporation and OCM Marine Investments CTB, Ltd. (the “Oaktree Lender”).  In addition, the Modified Plan resolves all disputes between and among the Debtors, the Prepetition Senior Lender Group, the Oaktree Funds, the Oaktree Lender, holders of over 40% of the Senior Notes, and the Creditors’ Committee.

Plan Support Agreement

On March 26, 2012, the Debtors entered into a Plan Support Agreement (the “Plan Support Agreement”) with (i) the Oaktree Lender, (ii) the Creditors’ Committee, and (iii) the holders of over 40% of the Senior Notes (collectively, the “Plan Support Parties”).  Pursuant to the Plan Support Agreement, the Plan Support Parties agreed to vote in favor of, or otherwise support, the Modified Plan. The Plan Support Agreement is designed to facilitate a consensual confirmation process among the Plan Support Parties.

Pursuant to the terms and conditions of the Plan Support Agreement, among other things:

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The Debtors have agreed to: (i) file the Modified Plan and a motion seeking an order approving a supplemental disclosure with respect to the Modified Plan (the “Order Authorizing Plan Modifications”); (ii) file a motion seeking entry of an order estimating the total amount of general unsecured claims against Guarantor Debtors that are contingent, disputed, unliquidated, or otherwise not deemed allowed as of the effective date of the Modified Plan (the “Unsecured Claims Reserve Estimation Order”); (iii) use commercially reasonable best efforts to obtain confirmation of the Modified Plan; (iv) not object to or otherwise oppose the Modified Plan, take any action inconsistent with the Modified Plan, or interfere or unreasonably delay consummation of the Modified Plan; (v) not withdraw the Modified Plan or materially modify the Modified Plan except as permitted under the Plan Support Agreement; and (vi) not take any action inconsistent with the Plan Support Agreement (except as may be required by the fiduciary obligations of the Debtors or their officers and directors).

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•
Following the entry of the Order Authorizing Plan Modifications, the Oaktree Lender and the holders of the Senior Notes (together, the “Supporting Creditors”) have agreed to: (i) timely vote their claims to accept the Modified Plan, not elect to “opt-out” of the third party releases provided for under the Modified Plan, and support approval and confirmation of the Modified Plan; (ii) not oppose or object (or join in any objection) to the Modified Plan or solicitation of the Modified Plan; and (iii) not directly or indirectly participate in or otherwise support any alternative to the Modified Plan, take any action to alter, delay or impede confirmation of the Plan, or pursue any right or remedy related to the Senior Notes, or initiate (or have initiated on its behalf) any litigation or proceeding with respect to the Senior Notes, other than to enforce the Plan Support Agreement.

•
Subject to its fiduciary obligations, the Creditors’ Committee has agreed to: (i) file a letter to all unsecured creditors indicating its support of the Modified Plan; (ii) file a pleading supporting, and otherwise support, confirmation of the Modified Plan, including, if necessary, pursuant to section 1129(b) of the Bankruptcy Code; (iii) file a pleading supporting entry of the Unsecured Claims Reserve Estimation Order; (iv) use commercially reasonable best efforts to obtain confirmation of the Modified Plan; and (v) use commercially reasonable best efforts to cause additional holders of the Senior Notes that are not Supporting Creditors to execute a joinder to the Plan Support Agreement; and has also agreed to not (1) object, or otherwise impede, confirmation of the Modified Plan, (2) consent to or otherwise participate in the formulation of any plan or reorganization other than the Modified Plan, (3) directly or indirectly seek, solicit, induce, support or encourage any restructuring alternative to the Modified Plan, or (4) take any other action in the Chapter 11 Cases that is inconsistent with confirmation, approval or consummation of the Modified Plan.

The Plan Support Agreement may be terminated upon the occurrence of specified events, including if: (i) the Company or the Plan Support Parties breach their respective obligations or covenants under the Plan Support Agreement; (ii) the Company’s Board of Directors determines that the Modified Plan is inconsistent with its fiduciary duties; (iii) the Company is directed to commence the alternative sale process contemplated by the terms of the Company’s senior secured superpriority debtor-in-possession credit agreement, dated as of November 17, 2011; (iv) the Restructuring Support Agreement, entered into November 16, 2011, by and among the Company, all of its subsidiaries and certain of its lenders, is terminated; (v) the Equity Purchase Agreement (as described below) is terminated; or (vi) the Plan Support Agreement is not approved by the Bankruptcy Court by April 16, 2012.

The Bankruptcy Court agreed to hear a motion to approve the Plan Support Agreement on April 2, 2012 at 10:00 a.m., Eastern Standard Time.

The foregoing description of the terms of the Plan Support Agreement is qualified in its entirety by reference to such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

First Amendment to Equity Purchase Agreement

As previously disclosed, the Company has entered into an Equity Purchase Agreement, dated as of December 15, 2011, as modified by the order issued by the Bankruptcy Court on December 15, 2011, and as further modified by the Limited Waiver Agreement entered into on February 27, 2012 (the “Equity Purchase Agreement”), with Oaktree Principal Fund V, L.P., Oaktree Principal Fund V (Parallel), L.P., Oaktree FF Investment Fund, L.P. – Class A, and OCM Asia Principal Opportunities Fund, L.P. (collectively, the “Oaktree Funds”).

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In connection with the Modified Plan, the Company and the Oaktree Funds entered into the First Amendment to the Equity Purchase Agreement, dated as of March 26, 2012 (the “EPA Amendment”).  The EPA Amendment provides for, among other things, (i) the issuance by the Company to the Oaktree Funds of three percent of the equity in the reorganized Company as a commitment fee, instead of warrants exercisable for up to five percent of the equity in the reorganized Company, (ii) a decrease in the minimum cash requirements of the Company from $20 million to $14 million, (iii) the consent of the Oaktree Funds to the filing, implementation and confirmation of the Modified Plan, and (iv) other changes required in connection with the execution of the Plan Support Agreement.

The foregoing description of the terms of the EPA Amendment is qualified in its entirety by reference to such amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated into this Current Report on Form 8-K by reference.

Item 8.01.	Other Events.

On March 26, 2012, as described under Item 1.01 above, the Debtors filed the Modified Plan with the Bankruptcy Court. In connection with the filing of the Modified Plan, the Company filed a motion seeking to approve the Company’s proposed notice of plan modifications to creditors impacted by the Modified Plan, the Bankruptcy Court’s determination that the Company is not required to re-solicit creditors on account of the plan modifications, and its finding that prior acceptances of the Original Plan will be deemed acceptances of the Modified Plan (the “Modification Motion”).  The Bankruptcy Court agreed to hear the Modification Motion on April 2, 2012 at 10:00 a.m., Eastern Standard Time.  Through the Modification Motion, the Company is seeking to extend the voting deadline for the Modified Plan from April 10, 2012 to April 25, 2012, and is seeking to reschedule a hearing to seek confirmation of the Modified Plan from April 25, 2012 to May 3, 2012.

A copy of the Modified Plan is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference. A copy of the Modified Plan is also publicly available and may be accessed free of charge at the Company’s website located at www.GMRRestructuring.com. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

On March 27, 2012, the Company issued a press release announcing the filing of the Modified Plan with the Bankruptcy Court. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated into this Current Report on Form 8-K by reference.

The Modified Plan has not been approved by the Bankruptcy Court. There can be no assurance that the Debtors’ stakeholders will approve the Modified Plan or that the Bankruptcy Court will confirm the Modified Plan. The Debtors will emerge from Chapter 11 if and when the Modified Plan receives the requisite approval from holders of claims, an order confirming the Modified Plan is entered by the Bankruptcy Court, and certain conditions to the effectiveness of the Modified Plan, as stated therein, are satisfied. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Modified Plan. The Modified Plan may be revised to reflect events that occur after the date of its filing. This Current Report on Form 8-K is not an offering of any securities to be offered pursuant to the Modified Plan. Such securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States unless registered under the Securities Act or pursuant to an applicable exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.	The following exhibits are filed herewith:

Exhibit No.	Description
10.1
Plan Support Agreement, dated as of March 26, 2012, by and among (i) General Maritime Corporation and certain of its subsidiaries, (ii) OCM Marine Investments CTB, Ltd., (iii) the Official Committee of Unsecured Creditors, and (iv) the holders of over 40% of the 12% Senior Notes due November 15, 2017 of General Maritime Corporation

10.2
First Amendment to Equity Purchase Agreement, dated as of March 26, 2012, by and among General Maritime Corporation, Oaktree Principal Fund V, L.P., Oaktree Principal Fund V (Parallel), L.P., Oaktree FF Investment Fund, L.P. – Class A, and OCM Asia Principal Opportunities Fund, L.P.

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99.1	Second Amended Chapter 11 Plan of Reorganization, filed with the Bankruptcy Court on March 26, 2012
99.2	Press Release dated March 27, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ Jeffrey D. Pribor
Name:	Jeffrey D. Pribor
Title:	Executive Vice President and Chief Financial Officer

Date: March 29, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1
Plan Support Agreement, dated as of March 26, 2012, by and among (i) General Maritime Corporation and certain of its subsidiaries, (ii) OCM Marine Investments CTB, Ltd., (iii) the Official Committee of Unsecured Creditors, and (iv) the holders of over 40% of the 12% Senior Notes due November 15, 2017 of General Maritime Corporation

10.2
First Amendment to Equity Purchase Agreement, dated as of March 26, 2012, by and among General Maritime Corporation, Oaktree Principal Fund V, L.P., Oaktree Principal Fund V (Parallel), L.P., Oaktree FF Investment Fund, L.P. – Class A, and OCM Asia Principal Opportunities Fund, L.P.

99.1	Second Amended Chapter 11 Plan of Reorganization, filed with the Bankruptcy Court on March 26, 2012
99.2	Press Release dated March 27, 2012